UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05723

Name of Fund:  Merrill Lynch Developing Capital Markets Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Developing Capital Markets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 06/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Developing Capital Markets
Fund, Inc.


Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
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Merrill Lynch Developing Capital Markets Fund, Inc.



Portfolio Information as of June 30, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Samsung Electronics Co., Ltd.                      5.5%
Petroleo Brasileiro SA                             4.4
Cathay Financial Holding Co., Ltd.                 2.7
America Movil SA de CV                             2.6
Cia Vale do Rio Doce                               2.6
Quanta Computer, Inc.                              2.3
Banco Itau Holding Financeira SA                   2.2
Corp GEO SA de CV Series B                         1.9
GS Engineering & Construction Corp.                1.7
CNOOC Ltd.                                         1.7



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

South Korea                                       17.4%
Taiwan                                            16.4
Brazil                                            15.3
South Africa                                       8.1
India                                              6.9
Mexico                                             6.6
China                                              5.6
Malaysia                                           4.7
Thailand                                           4.4
Russia                                             3.2
Israel                                             2.5
Turkey                                             2.3
Chile                                              1.6
Czech Republic                                     1.1
Poland                                             1.0
Philippines                                        0.8
Egypt                                              0.1
Other*                                             2.0

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)         -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%        +10.10%

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund provided highly competitive double-digit returns for the fiscal year, benefiting most from exposure to stocks in Brazil, India and South Korea.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2005, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +32.29%, +31.19%, +31.26% and +32.69%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International Emerging Markets (MSCI EM) Index returned +34.89% and the Lipper Emerging Markets Funds category posted an average return of +32.36%. (Funds in this Lipper category invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's gross national product per capita or other economic measures.)

Our positions in Asian markets, particularly India, Taiwan and South Korea, contributed positively to Fund performance during the period. In India, exposure to the domestic economy via telecommunications company Bharti Tele-Ventures Ltd. proved beneficial, as the stock continued to perform well. Our conviction on the domestic economy was also borne out by the strong returns delivered by UTI Bank Ltd. in the first quarter of 2005. In Taiwan, MediaTek Inc. was the star performer given investor expectations for better sales going forward. Novatek Microelectronics Corp., Ltd., Taiwan's biggest TFT-LCD flat panel display maker, also performed well in the first quarter on the back of robust demand for its product. In South Korea, exposure to strongly performing infrastructure firms GS Engineering & Construction Corp. and LG Engineering & Construction Corp. provided another boost to Fund performance during the period.

Our overweight positions in the markets of Thailand and Malaysia detracted most from the Fund's relative results, as both countries underperformed almost all of the markets in the benchmark index. These markets can be disproportionately affected by negative sentiment on the developing Asia region, and when investor risk increased for the emerging markets asset class as a whole, stock prices were excessively punished in these two countries.

Stock selection in the major Latin American markets was beneficial, led by positive contributions from Brazil and Mexico. In Brazil, the largest single market in the region, portfolio performance benefited from a focus on domestic economic themes, such as telecommunications (Tele Norte Leste Participacoes
SA) and banks (Banco Itau Holding Financeira SA). The other major positive in the region was the strength of commodity pricing, particularly in the second half of the period. Exports of raw materials, particularly oil, have generated very strong returns from companies such as Petroles Brasilerio SA. In Mexico, our conviction on the domestic economy again proved beneficial as telecommunications stock America Movil SA de CV and house builder Corporacion GEO SA de CV both generated strong relative performance.

In the emerging Europe region, the Fund benefited from the sale of its position in Russian oil giant YUKOS prior to the political problems that engulfed the company. We were negative on Russia following the YUKOS affair and, despite becoming gradually more optimistic, we still believe there is political risk associated with the region, prompting us to maintain an underweighting in Russia. However, the portfolio missed out on some of the key performance drivers in the region, particularly the strength in commodity pricing, which significantly boosted the Russian stock market.

Turkey was the largest positive contributor to portfolio performance in the emerging Europe region. The market continued to move upward in the midst of political and economic reforms that are unfolding as part of Turkey's potential accession to the European Union (EU). Turkish banks, in particular, have been major beneficiaries, and our holding in Finansbank AS has done very well for the portfolio. The stock appreciated more than 400% (in U.S. dollar terms) over the period.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



What changes were made to the portfolio during the year?

We added to our Chinese exposure via CNOOC Ltd., based on our belief that the market has misjudged its bid for Unocal Corp. We also established a position in Ping An Insurance Group Co. of China Ltd. in an effort to benefit from rising interest rates. As the strong fundamentals for India continued to play out, we increased our exposure to Bharat Heavy Industrials and Bharti Tele-ventures, both of which have delivered strong relative performance for the Fund.

We established a holding in Poland via telecommunications operator Telekomunikacja Polska SA, based on its relatively attractive valuation. In Russia, we moved to a large underweight position toward the end of 2004 following the YUKOS affair, and then to a more neutral weighting as political uncertainty declined and the equity risk/reward trade-off appeared more reasonable. We moved to a large overweight in Turkey during the period, once approval had been given to start negotiations for potential EU accession. We have already taken some profits in the banking sector and reduced our overall Turkish exposure, but we are actively looking for other opportunities in the market.

Brazil remains one of our favored markets, and we increased our overweight there via commodities plays in Petrobras and Cia Vale do Rio Doce, and by adding to Banco Itau in an effort to benefit from domestic economic improvements.


How would you characterize the Fund's position at the close of the period?

Our long-held concerns about the sustainability of Chinese growth translated into an underweight position in China. We believe there is significant risk of a profit margin squeeze, with input costs increasing and demand (and therefore revenue) decreasing. We ended the period with a more neutral weighting in Russia, as political risk has waned and the market appears inexpensive on a relative basis. We remain positive on Brazil, which represented the largest overweight in the portfolio at period-end. We believe the fundamentals are established for strong performance in the commodities sector, and the domestic economy continues to perform well.

Finally, we continue to emphasize areas of the market that are attractively valued but offer upside potential. Currently, our focus is on companies likely to benefit from strong domestic economies, rather than global cyclical stocks.


Nicholas Moakes
Vice President and Portfolio Manager


July 18, 2005



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser has voluntarily waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.


Recent Performance Results

                                                                       6-Month         12-Month         10-Year
As of June 30, 2005                                                  Total Return    Total Return     Total Return
Merrill Lynch Developing Capital Markets Fund Class A Shares*           +4.19%          +32.29%          +45.19%
Merrill Lynch Developing Capital Markets Fund Class B Shares*           +3.75           +31.19           +36.09
Merrill Lynch Developing Capital Markets Fund Class C Shares*           +3.77           +31.26           +33.88
Merrill Lynch Developing Capital Markets Fund Class I Shares*           +4.35           +32.69           +48.87
Morgan Stanley Capital International Emerging Markets Index**           +6.26           +34.89           +52.05

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend date.

** This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares


A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class A Shares*

Date                                      Value

June 1995                               $ 9,475.00
June 1996                               $10,854.00
June 1997                               $12,731.00
June 1998                               $ 8,131.00
June 1999                               $ 9,291.00
June 2000                               $10,762.00
June 2001                               $ 8,142.00
June 2002                               $ 8,016.00
June 2003                               $ 8,079.00
June 2004                               $10,399.00
June 2005                               $13,757.00


ML Developing Capital Markets Fund, Inc.++
Class B Shares*

Date                                      Value

June 1995                               $10,000.00
June 1996                               $11,363.00
June 1997                               $13,225.00
June 1998                               $ 8,375.00
June 1999                               $ 9,494.00
June 2000                               $10,905.00
June 2001                               $ 8,189.00
June 2002                               $ 8,000.00
June 2003                               $ 7,992.00
June 2004                               $10,287.00
June 2005                               $13,609.00


Morgan Stanley Capital International Emerging
Markets Index++++

Date                                      Value

June 1995                               $10,000.00
June 1996                               $10,847.00
June 1997                               $12,238.00
June 1998                               $ 7,455.00
June 1999                               $ 9,596.00
June 2000                               $10,504.00
June 2001                               $ 7,792.00
June 2002                               $ 7,894.00
June 2003                               $ 8,443.00
June 2004                               $11,272.00
June 2005                               $15,205.00





   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.

++++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

     Past performance is not predictive of future results.



Average Annual Total Return



                                    Return Without       Return With
                                     Sales Charge       Sales Charge**
Class A Shares*

One Year Ended 6/30/05                  +32.29%          +25.35%
Five Years Ended 6/30/05                + 5.03           + 3.91
Ten Years Ended 6/30/05                 + 3.80           + 3.24

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                       Return              Return
                                     Without CDSC        With CDSC**
Class B Shares*

One Year Ended 6/30/05                  +31.19%          +27.19%
Five Years Ended 6/30/05                + 4.19           + 3.85
Ten Years Ended 6/30/05                 + 3.13           + 3.13

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class C Shares*

Date                                      Value

June 1995                               $10,000.00
June 1996                               $11,368.00
June 1997                               $13,229.00
June 1998                               $ 8,376.00
June 1999                               $ 9,500.00
June 2000                               $10,909.00
June 2001                               $ 8,190.00
June 2002                               $ 8,000.00
June 2003                               $ 7,992.00
June 2004                               $10,200.00
June 2005                               $13,388.00


ML Developing Capital Markets Fund, Inc.++
Class I Shares*

Date                                      Value

June 1995                               $ 9,475.00
June 1996                               $10,879.00
June 1997                               $12,800.00
June 1998                               $ 8,191.00
June 1999                               $ 9,388.00
June 2000                               $10,889.00
June 2001                               $ 8,266.00
June 2002                               $ 8,163.00
June 2003                               $ 8,234.00
June 2004                               $10,631.00
June 2005                               $14,105.00


Morgan Stanley Capital International Emerging
Markets Index++++

Date                                      Value

June 1995                               $10,000.00
June 1996                               $10,847.00
June 1997                               $12,238.00
June 1998                               $ 7,455.00
June 1999                               $ 9,596.00
June 2000                               $10,504.00
June 2001                               $ 7,792.00
June 2002                               $ 7,894.00
June 2003                               $ 8,443.00
June 2004                               $11,272.00
June 2005                               $15,205.00



   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.

++++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

     Past performance is not predictive of future results.



Average Annual Total Return



                                        Return              Return
                                     Without CDSC        With CDSC**
Class C Shares*

One Year Ended 6/30/05                  +31.26%          +30.26%
Five Years Ended 6/30/05                + 4.18           + 4.18
Ten Years Ended 6/30/05                 + 2.96           + 2.96

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without       Return With
                                     Sales Charge       Sales Charge**
Class I Shares*

One Year Ended 6/30/05                  +32.69%          +25.72%
Five Years Ended 6/30/05                + 5.31           + 4.18
Ten Years Ended 6/30/05                 + 4.06           + 3.50

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value         January 1, 2005
                                                       January 1,             June 30,             to June 30,
                                                          2005                  2005                   2005
Actual

Class A                                                  $1,000              $1,041.90                $ 9.21
Class B                                                  $1,000              $1,037.50                $13.13
Class C                                                  $1,000              $1,037.70                $13.19
Class I                                                  $1,000              $1,043.50                $ 7.95

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,015.77                $ 9.10
Class B                                                  $1,000              $1,011.90                $12.97
Class C                                                  $1,000              $1,011.85                $13.02
Class I                                                  $1,000              $1,017.01                $ 7.85

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.82% for Class A, 2.60% for Class B, 2.61% for Class C and 1.57% for Class I ), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Schedule of Investments                                     (in U.S. dollars)
                                                                 Shares
               Industry*      Common Stocks                        Held           Value
Africa

South Africa--8.0%

               Air Freight & Logistics--0.9%

               Imperial Holdings Ltd.                           110,465      $   1,693,316

               Commercial Banks--1.4%

               FirstRand Ltd.                                 1,276,099          2,652,146

               Diversified Telecommunication
               Services--1.2%

               Telkom SA Ltd.                                   144,100          2,355,729

               Household Durables--0.9%

               Lewis Group Ltd.                                 313,410          1,714,124

               Insurance--1.2%

               Old Mutual Plc                                 1,104,400          2,416,105

               Metals & Mining--1.0%

               AngloGold Ashanti Ltd.                            54,950          1,972,013

               Wireless Telecommunication
               Services--1.4%

               MTN Group Ltd.                                   408,080          2,705,797

               Total Common Stocks in Africa--8.0%                              15,509,230


Europe

Czech Republic--1.0%

               Electric Utilities--1.0%

               CEZ                                              110,420          2,090,071

               Total Common Stocks in the
               Czech Republic                                                    2,090,071


Poland--1.0%

               Diversified Telecommunication
               Services--1.0%

               Telekomunikacja Polska SA (b)                    314,000          1,945,670

               Total Common Stocks in Poland                                     1,945,670


Russia--3.2%

               Metals & Mining--1.0%

               MMC Norilsk Nickel (b)                            32,570          1,973,742

               Oil, Gas & Consumable
               Fuels--1.2%

               LUKOIL (b)                                        65,518          2,409,752

               Wireless Telecommunication
               Services--1.0%

               Mobile Telesystems (b)                            55,300          1,860,845

               Total Common Stocks in Russia                                     6,244,339


Turkey--2.3%

               Commercial Banks--1.1%

               Denizbank AS                                      65,950            271,602
               Finansbank AS (a)                                426,868          1,885,826
                                                                             -------------
                                                                                 2,157,428

               Construction & Engineering--1.2%

               Enka Insaat Ve Sanayi AS                         204,942          2,271,166

               Total Common Stocks in Turkey                                     4,428,594

               Total Common Stocks in Europe--7.5%                              14,708,674


                                                                 Shares
               Industry*      Common Stocks                        Held           Value
Latin America

Brazil--13.8%

               Airlines--0.7%

               Gol-Linhas Aereas Inteligentes SA (b)             49,850      $   1,498,491

               Commercial Banks--2.2%

               Banco Itau Holding Financeira SA (b)              46,923          4,340,378

               Diversified Telecommunication
               Services--1.2%

               Tele Norte Leste Participacoes SA (b)             43,689            727,422
               Tele Norte Leste Participacoes SA                 67,330          1,539,908
                                                                             -------------
                                                                                 2,267,330

               Electric Utilities--0.8%

               Cia Energetica de Minas Gerais (b)                49,737          1,584,123

               Metals & Mining--2.6%

               Cia Vale do Rio Doce (b)                         199,066          5,056,276

               Multiline Retail--0.6%

               Lojas Renner SA                                   69,716          1,092,310

               Oil, Gas & Consumable
               Fuels--4.4%

               Petroleo Brasileiro SA (b)                       184,173          8,479,325

               Transportation
               Infrastructure--1.3%

               All America Latina Logistica SA                   36,404          1,071,232
               All America Latina Logistica SA
                  Preferred Shares                                    3                 15
               Cia de Concessoes Rodoviarias                     65,950          1,532,643
                                                                             -------------
                                                                                 2,603,890

               Total Common Stocks in Brazil                                    26,922,123


Chile--1.6%

               Airlines--0.7%

               Lan Airlines SA (b)                               36,480          1,274,976

               Independent Power Producers &
               Energy Traders--0.9%

               Empresa Nacional de Electricidad SA (b)           72,130          1,796,037

               Total Common Stocks in Chile                                      3,071,013


Mexico--6.5%

               Food & Staples Retailing--0.5%

               Wal-Mart de Mexico SA de CV                      237,914            965,304

               Household Durables--1.9%

               Corp GEO SA de CV Series B (a)                 1,472,016          3,712,674

               Industrial Conglomerates--1.5%

               Alfa SA de CV                                    510,830          2,896,649

               Wireless Telecommunication
               Services--2.6%

               America Movil SA de CV (b)                        85,161          5,076,447

               Total Common Stocks in Mexico                                    12,651,074

               Total Common Stocks in
               Latin America--21.9%                                             42,644,210


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Schedule of Investments (continued)                         (in U.S. dollars)
                                                                 Shares
               Industry*      Common Stocks                        Held           Value
Middle East

Egypt--0.1%

               Wireless Telecommunication
               Services--0.1%

               Vodafone Egypt Telecommunications
               Co. SAE                                            7,658      $     113,935

               Total Common Stocks in Egypt                                        113,935


Israel--2.4%

               Commercial Banks--1.5%

               Bank Hapoalim Ltd.                               576,990          1,811,597
               United Mizrahi Bank Ltd. (a)                     302,282          1,236,848
                                                                             -------------
                                                                                 3,048,445

               Software--0.9%

               Check Point Software Technologies (a)             86,065          1,704,087

               Total Common Stocks in Israel                                     4,752,532

               Total Common Stocks in the
               Middle East--2.5%                                                 4,866,467


Pacific Basin/Asia

China--5.5%

               Diversified Telecommunication
               Services--2.0%

               China Netcom Group Corp.
               Hong Kong Ltd.                                 1,370,000          1,991,561
               China Telecom Corp., Ltd.                      5,388,000          1,940,797
                                                                             -------------
                                                                                 3,932,358

               Food Products--0.8%
               People's Food Holdings Ltd.                    3,007,500          1,550,717

               Insurance--1.0%

               Ping An Insurance Group Co. of
               China Ltd.                                     1,254,000          2,016,518

               Oil, Gas & Consumable
               Fuels--1.7%

               CNOOC Ltd.                                     5,402,500          3,231,784

               Total Common Stocks in China                                     10,731,377


India--2.7%

               Commercial Banks--1.2%

               State Bank of India Ltd.                             200              3,135
               UTI Bank Ltd.                                    396,100          2,251,521
                                                                             -------------
                                                                                 2,254,656

               Electric Utilities--0.0%

               Reliance Energy Ltd.                                 432              6,278

               Insurance--0.0%

               Reliance Industries Ltd. (Compulsory
               Demat Shares)                                        110              1,624

               Software--1.5%

               Satyam Computer Services Ltd. (b)                114,430          2,975,180

               Total Common Stocks in India                                      5,237,738


Malaysia--4.7%

               Commercial Banks--1.3%

               Commerce Asset Holdings BHD                    1,819,190          2,417,608

               Construction & Engineering--0.0%

               IJM Corp. BHD                                     43,000             55,674


                                                                 Shares
               Industry*      Common Stocks                        Held           Value
Pacific Basin/Asia (continued)

Malaysia (concluded)

               Diversified Telecommunication
               Services--1.1%

               Telekom Malaysia BHD                             806,700      $   2,122,895

               Food Products--0.0%

               IJM Plantations BHD                               17,200              4,798

               Media--0.4%

               New Straits Times Press BHD                      962,600            780,213

               Multi-Utilities--1.0%

               YTL Corp. BHD                                  1,317,370          1,854,718

               Tobacco--0.9%

               British American Tobacco Malaysia BHD            163,200          1,793,053

               Total Common Stocks in Malaysia                                   9,028,959


Philippines--0.8%

               Electric Utilities--0.8%

               Manila Electric Co. (a)                        3,817,560          1,467,636

               Total Common Stocks in the Philippines                            1,467,636


South Korea--17.1%

               Building Products--1.3%

               KCC Corp.                                         13,439          2,457,640

               Commercial Banks--2.6%

               Industrial Bank of Korea                         218,100          2,057,547
               Kookmin Bank                                      66,171          3,012,429
                                                                             -------------
                                                                                 5,069,976
               Construction & Engineering--1.7%

               GS Engineering & Construction Corp.              100,400          3,312,666

               Diversified Financial
               Services--1.2%

               GS Holdings Corp.                                 96,484          2,277,900

               Diversified Telecommunication
               Services--1.9%

               KT Corp.                                          25,500          1,036,284
               KT Corp. (b)                                     123,650          2,658,475
                                                                             -------------
                                                                                 3,694,759
               Electric Utilities--1.4%

               Korea Electric Power Corp.                        89,570          2,747,333

               Metals & Mining--0.6%

               Poongsan Corp.                                   102,300          1,182,859

               Semiconductors & Semiconductor
               Equipment--5.5%

               Samsung Electronics Co., Ltd.                     22,511         10,759,975

               Wireless Telecommunication
               Services--0.9%

               SK Telecom Co., Ltd.                              10,390          1,829,686

               Total Common Stocks in South Korea                               33,332,794

Taiwan--16.1%

               Capital Markets--1.0%

               Capital Securities Corp.                       4,606,000          1,988,642

               Commercial Banks--1.4%

               Taishin Financial Holdings Co., Ltd.           3,294,183          2,766,382

               Communications Equipment--0.1%

               D-Link Corp.                                     210,000            247,758


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Schedule of Investments (continued)                         (in U.S. dollars)
                                                                 Shares
               Industry*      Common Stocks                        Held           Value
Pacific Basin/Asia (concluded)

Taiwan (concluded)

               Computers & Peripherals--3.4%

               LITE-ON IT Corp.                               1,205,000      $   2,237,304
               Quanta Computer, Inc.                          2,330,039          4,458,805
                                                                             -------------
                                                                                 6,696,109

               Electronic Equipment
               & Instruments--3.0%

               Delta Electronics, Inc.                        1,859,574          2,890,926
               Wintek Corp.                                   2,037,000          2,860,711
                                                                             -------------
                                                                                 5,751,637

               Health Care Equipment
               & Supplies--0.5%

               Pihsiang Machinery
               Manufacturing Co., Ltd.                          500,753            977,257

               Insurance--2.7%

               Cathay Financial Holding Co., Ltd.             2,629,000          5,305,315

               Semiconductors & Semiconductor
               Equipment--2.8%

               Advanced Semiconductor
               Engineering Inc.                               3,967,000          2,973,791
               Pro Mos Technologies Inc.                      5,956,673          2,392,806
                                                                             -------------
                                                                                 5,366,597

               Wireless Telecommunication
               Services--1.2%

               Taiwan Cellular Corp.                          2,241,000          2,310,784

               Total Common Stocks in Taiwan                                    31,410,481


Thailand--4.3%

               Commercial Banks--2.6%

               Bangkok Bank PCL Foreign Shares                1,081,790          2,827,525
               Bank of Ayudhya PCL (a)                        7,513,900          2,273,082
                                                                             -------------
                                                                                 5,100,607

               Diversified Telecommunication
               Services--0.9%

               True Corp. PCL (a)                             6,565,000          1,652,372

               Media--0.5%

               United Broadcasting Corp. PCL (a)(b)             611,100            337,199
               United Broadcasting Corp. PCL
               Foreign Shares (a)                             1,137,900            627,883
                                                                             -------------
                                                                                   965,082

               Real Estate--0.2%

               Sansiri PCL Foreign Shares                     5,719,666            423,576

               Transportation
               Infrastructure--0.1%

               Precious Shipping PCL                            254,100            262,894

               Total Common Stocks in Thailand                                   8,404,531

               Total Common Stocks in the
               Pacific Basin/Asia--51.2%                                        99,613,516

               Total Common Stocks
               (Cost--$152,703,985)--91.1%                                     177,342,097


                                                                 Shares
               Industry*      Preferred Stocks                     Held           Value
Africa

South Africa--0.0%

               Diversified Financial Services--0.0%

               Lereko Mobility Proprietary Ltd. (a)               8,635      $      42,995

               Total Preferred Stocks in
               Africa--0.0%                                                         42,995


Latin America

Brazil--1.3%

               Metals & Mining--0.7%

               Usinas Siderurgicas de Minas Gerais
               SA Preferred Class A                              85,290          1,376,053

               Multiline Retail--0.6%

               Lojas Americanas SA                           60,990,000          1,169,954

               Total Preferred Stocks in
               Latin America--1.3%                                               2,546,007

               Total Preferred Stocks
               (Cost--$2,801,559)--1.3%                                          2,589,002



                              Structured Notes
Pacific Basin/Asia

India--4.2%

               Capital Markets--2.2%

               Deutsche Bank AG London (Bharat Heavy
               Electricals), due 6/18/2007                      144,500          2,874,105
               UBS AG Zero-Coupon Equity-Linked Note
               (Jaiprakash Associates Ltd.), 2/28/2006          310,280          1,300,073
                                                                             -------------
                                                                                 4,174,178

               Diversified Financial Services--0.8%

               Citigroup Global Markets Holdings, Inc.
               (Birla Corporation Limited), due
               1/20/2009 (d)                                    376,364          1,479,111

               Wireless Telecommunications
               Services--1.2%

               Morgan Stanley (Bharti Tele-ventures Ltd.),
               due 8/10/2007                                    436,000          2,432,575

               Total Structured Notes
               (Cost--$7,937,601)--4.2%                                          8,085,864


                              Short-Term                     Beneficial
                              Securities                       Interest
               Merrill Lynch Liquidity Series, LLC
                 Cash Sweep Series I (c)                     $3,912,962          3,912,962

               Total Short-Term Securities
               (Cost--$3,912,962)--2.0%                                          3,912,962

Total Investments
(Cost--$167,356,107**)--98.6%                                                  191,929,925
Other Assets Less Liabilities--1.4%                                              2,668,460
                                                                             -------------
Net Assets--100.0%                                                           $ 194,598,385
                                                                             =============


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Consolidated Schedule of Investments (concluded)              (in U.S. dollars)



  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

 ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                           $   167,889,058
                                                             ===============
    Gross unrealized appreciation                            $    29,662,649
    Gross unrealized depreciation                                (5,621,782)
                                                             ---------------
    Net unrealized appreciation                              $    24,040,867
                                                             ===============

(a) Non-income producing security.

(b) Depositary Receipts.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:



                                                     Net          Interest
    Affiliate                                      Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $ (42,024,120)      $ 51,875

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Statement of Assets and Liabilities

As of June 30, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$163,443,145)                       $   188,016,963
           Investments in affiliated securities, at value (identified cost--$3,912,962)                                 3,912,962
           Foreign cash (cost--$3,147,391)                                                                              3,139,800
           Receivables:
               Dividends                                                                       $       834,099
               Securities sold                                                                         808,850
               Capital shares sold                                                                     400,050
               Interest from affiliates                                                                 13,379          2,056,378
                                                                                               ---------------
           Prepaid expenses                                                                                                40,093
                                                                                                                  ---------------
           Total assets                                                                                               197,166,196
                                                                                                                  ---------------

Liabilities

           Deferred foreign capital gain tax                                                                               12,640
           Payables:
               Securities purchased                                                                  1,724,383
               Capital shares redeemed                                                                 417,130
               Investment adviser                                                                      144,003
               Other affiliates                                                                         78,778
               Distributor                                                                              52,023          2,416,317
                                                                                               ---------------
           Accrued expenses                                                                                               138,854
                                                                                                                  ---------------
           Total liabilities                                                                                            2,567,811
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   194,598,385
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $       524,435
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  149,088
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   98,178
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  355,325
           Paid-in capital in excess of par                                                                           215,875,673
           Undistributed investment income--net                                                $       421,898
           Accumulated realized capital losses--net                                               (47,371,562)
           Unrealized appreciation--net                                                             24,545,350
                                                                                               ---------------
           Total accumulated losses--net                                                                             (22,404,314)
                                                                                                                  ---------------
           Net Assets                                                                                             $   194,598,385
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $91,291,846 and 5,244,345 shares outstanding                           $         17.41
                                                                                                                  ===============
           Class B--Based on net assets of $24,332,552 and 1,490,878 shares outstanding                           $         16.32
                                                                                                                  ===============
           Class C--Based on net assets of $15,955,803 and 981,775 shares outstanding                             $         16.25
                                                                                                                  ===============
           Class I--Based on net assets of $63,018,184 and 3,553,246 shares outstanding                           $         17.74
                                                                                                                  ===============

           See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Statement of Operations

For the Year Ended June 30, 2005
Investment Income

           Dividends (net of $724,861 foreign withholding tax)                                                    $     5,296,381
           Interest (including $51,875 from affiliates)                                                                    59,551
                                                                                                                  ---------------
           Total income                                                                                                 5,355,932
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     1,922,611
           Custodian fees                                                                              307,456
           Account maintenance and distribution fees--Class B                                          275,257
           Transfer agent fees--Class A                                                                248,267
           Account maintenance fees--Class A                                                           216,250
           Transfer agent fees--Class I                                                                180,945
           Account maintenance and distribution fees--Class C                                          151,905
           Accounting services                                                                         122,674
           Professional fees                                                                            81,615
           Printing and shareholder reports                                                             73,830
           Transfer agent fees--Class B                                                                 52,886
           Transfer agent fees--Class C                                                                 50,396
           Directors' fees and expenses                                                                 45,866
           Registration fees                                                                            45,078
           Pricing fees                                                                                  7,980
           Other                                                                                        15,328
                                                                                               ---------------
           Total expenses before waiver                                                              3,798,344
           Waiver of expenses                                                                         (51,897)
                                                                                               ---------------
           Total expenses after waiver                                                                                  3,746,447
                                                                                                                  ---------------
           Investment income--net                                                                                       1,609,485
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)-Net

           Realized gain (loss)on:
               Investments--net (including $62,750 foreign capital gain tax)                        29,739,531
               Foreign currency transactions--net                                                    (651,747)         29,087,784
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (including $12,640 deferred foreign capital gain tax)               22,406,608
               Foreign currency transactions--net                                                      105,439         22,512,047
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                     51,599,831
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    53,209,316
                                                                                                                  ===============

           See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Statements of Changes in Net Assets
                                                                                                         For the Year Ended
                                                                                                              June 30,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

           Investment income--net                                                              $     1,609,485    $        51,486
           Realized gain--net                                                                       29,087,784         26,841,761
           Change in unrealized appreciation/depreciation--net                                      22,512,047        (6,990,868)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     53,209,316         19,902,379
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                      --           (67,453)
               Class I                                                                                      --          (201,907)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                              --          (269,360)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions          (46,837,155)        107,395,192
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                               7,146                 --
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                              6,379,307        127,028,211
           Beginning of year                                                                       188,219,078         61,190,867
                                                                                               ---------------    ---------------
           End of year*                                                                        $   194,598,385    $   188,219,078
                                                                                               ===============    ===============
               * Undistributed investment income/accumulated distributions in excess of
                 investment income--net                                                        $       421,898    $     (479,567)
                                                                                               ===============    ===============

                 See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                           For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003        2002          2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    13.16    $    10.27   $    10.19   $    10.35   $    13.68
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                                .15           .02          .01        (.06)        (.02)
           Realized and unrealized gain (loss)--net                   4.10++          2.92          .07        (.10)       (3.31)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             4.25          2.94          .08        (.16)       (3.33)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.05)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    17.41    $    13.16   $    10.27   $    10.19   $    10.35
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         32.29%        28.71%         .79%      (1.55%)     (24.34%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                     1.85%         2.12%        2.40%        2.44%        1.90%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses, net of waiver                                     1.85%         2.25%        2.40%        2.44%        1.90%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.88%         2.25%        2.40%        2.44%        1.90%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                                .94%          .17%         .07%       (.61%)       (.16%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   91,292    $   79,383   $   12,353   $   11,460   $   11,888
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        110.07%       182.51%       77.68%      114.72%       41.01%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effect of sales charges.

            ++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                           For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003        2002          2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    12.44    $     9.74   $     9.75   $     9.98   $    13.29
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                                .02         (.08)        (.09)        (.14)        (.11)
           Realized and unrealized gain (loss)--net                   3.86++          2.78          .08        (.09)       (3.20)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             3.88          2.70        (.01)        (.23)       (3.31)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    16.32    $    12.44   $     9.74   $     9.75   $     9.98
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         31.19%        27.72%       (.10%)      (2.30%)     (24.91%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                     2.65%         2.93%        3.25%        3.25%        2.72%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses, net of waiver                                     2.65%         3.06%        3.25%        3.25%        2.72%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    2.68%         3.06%        3.25%        3.25%        2.72%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                                .11%        (.66%)       (.98%)      (1.45%)      (1.00%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   24,333    $   30,102   $   15,106   $   25,714   $   37,713
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        110.07%       182.51%       77.68%      114.72%       41.01%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effect of sales charges.

            ++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                           For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003        2002          2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    12.38    $     9.70   $     9.71   $     9.94   $    13.24
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                                .02         (.07)        (.07)        (.14)        (.11)
           Realized and unrealized gain (loss)--net                   3.85++          2.75          .06        (.09)       (3.19)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             3.87          2.68        (.01)        (.23)       (3.30)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    16.25    $    12.38   $     9.70   $     9.71   $     9.94
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         31.26%        27.63%       (.10%)      (2.31%)     (24.92%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                     2.65%         2.93%        3.24%        3.26%        2.73%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses, net of waiver                                     2.65%         3.07%        3.24%        3.26%        2.73%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    2.68%         3.07%        3.24%        3.26%        2.73%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                                .16%        (.62%)       (.84%)      (1.46%)       (.99%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   15,956    $   14,903   $    4,946   $    5,938   $    8,065
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        110.07%       182.51%       77.68%      114.72%       41.01%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effect of sales charges.

            ++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Consolidated Financial Highlights (concluded)
                                                                                              Class I

The following per share data and ratios have been derived                           For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003        2002          2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    13.37    $    10.42   $    10.33   $    10.46   $    13.78
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                                .18           .06          .02        (.04)          .01
           Realized and unrealized gain (loss)--net                   4.19++          2.96          .07        (.09)       (3.33)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             4.37          3.02          .09        (.13)       (3.32)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                     --         (.07)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    17.74    $    13.37   $    10.42   $    10.33   $    10.46
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         32.69%        29.11%         .87%      (1.24%)     (24.09%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                     1.60%         1.88%        2.15%        2.18%        1.65%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses, net of waiver                                     1.60%         2.02%        2.15%        2.18%        1.65%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.63%         2.02%        2.15%        2.18%        1.65%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                               1.18%          .43%         .24%       (.37%)         .09%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   63,018    $   63,831   $   28,786   $   34,894   $   40,412
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        110.07%       182.51%       77.68%      114.72%       41.01%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effect of sales charges.

            ++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Notes to Consolidated Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Notes to Consolidated Financial Statements (continued)


* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Notes to Consolidated Financial Statements (continued)


(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $88,752,158 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $23,011 has been reclassified between undistributed net investment income and paid-in capital in excess of par and $685,009 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the expiration of capital loss carryforwards, nondeductible expenses, foreign currency transaction gains/losses, foreign taxes paid and gains from the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM voluntarily agreed to waive .10% of its fee for a portion of the period. For the year ended June 30, 2005, MLIM earned fees of $1,922,611, of which $51,897 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account
                                     Maintenance       Distribution
                                             Fee                Fee

Class A                                     .25%                 --
Class B                                     .25%               .75%
Class C                                     .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Notes to Consolidated Financial Statements (continued)


For the year ended June 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                            FAMD             MLPF&S

Class A                                  $ 1,247          $  18,265
Class I                                  $   150          $   1,776


For the year ended June 30, 2005, MLPF&S received contingent deferred sales charges of $21,050 and $2,199 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $1,711 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2005.

For the year ended June 30, 2005, the Fund reimbursed MLIM $4,398 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2005 were $205,626,910 and $233,422,419, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(46,837,155) and $107,395,192 for the years ended June 30, 2005 and June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  319,512    $     5,123,312
Automatic conversion of shares               428,810          6,675,398
                                      --------------    ---------------
Total issued                                 748,322         11,798,710
Shares redeemed                          (1,535,542)       (23,700,686)
                                      --------------    ---------------
Net decrease                               (787,220)    $  (11,901,976)
                                      ==============    ===============


Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                  582,844    $     7,630,596
Automatic conversion of shares               448,829          5,965,328
Shares issued resulting from
   reorganization                          4,458,700         57,454,433
Shares issued to shareholders
   in reinvestment of dividends                4,827             53,528
                                      --------------    ---------------
Total issued                               5,495,200         71,103,885
Shares redeemed                            (666,818)        (8,615,380)
                                      --------------    ---------------
Net increase                               4,828,382    $    62,488,505
                                      ==============    ===============


Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  141,966    $     2,114,601
                                      --------------    ---------------
Automatic conversion of shares             (455,567)        (6,675,398)
Shares redeemed                            (615,817)        (8,836,600)
                                      --------------    ---------------
Total redeemed                           (1,071,384)       (15,511,998)
                                      --------------    ---------------
Net decrease                               (929,418)    $  (13,397,397)
                                      ==============    ===============


Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                  402,237    $     5,208,762
Shares issued resulting from
   reorganization                          1,395,398         16,996,187
                                      --------------    ---------------
Total issued                               1,797,635         22,204,949
                                      --------------    ---------------
Automatic conversion of shares             (473,454)        (5,965,328)
Shares redeemed                            (455,344)        (5,647,000)
                                      --------------    ---------------
Total redeemed                             (928,798)       (11,612,328)
                                      --------------    ---------------
Net increase                                 868,837    $    10,592,621
                                      ==============    ===============



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Notes to Consolidated Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  168,366    $     2,643,312
Shares redeemed                            (389,951)        (5,585,830)
                                      --------------    ---------------
Net decrease                               (221,585)    $   (2,942,518)
                                      ==============    ===============


Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                  277,957    $     3,477,032
Shares issued resulting from
   reorganization                            619,040          7,508,017
                                      --------------    ---------------
Total issued                                 896,997         10,985,049
Shares redeemed                            (203,717)        (2,470,202)
                                      --------------    ---------------
Net increase                                 693,280    $     8,514,847
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  295,437    $     4,761,988
Shares redeemed                          (1,514,878)       (23,357,252)
                                      --------------    ---------------
Net decrease                             (1,219,441)    $  (18,595,264)
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                4,350,740    $    50,886,921
Shares issued resulting from
   reorganization                          2,004,670         26,247,965
Shares issued to shareholders
   in reinvestment of dividends               15,425            173,376
                                      --------------    ---------------
Total issued                               6,370,835         77,308,262
Shares redeemed                          (4,359,441)       (51,509,043)
                                      --------------    ---------------
Net increase                               2,011,394    $    25,799,219
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2005.


6. Commitments:
At June 30, 2005, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $269,000 and $818,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:


                                           6/30/2005          6/30/2004

Distributions paid from:
   Ordinary income                                --    $       269,360
                                      --------------    ---------------
Total taxable distributions                       --    $       269,360
                                      ==============    ===============


As of June 30, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $       696,063
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               696,063
Capital loss carryforward                                 (43,911,834)*
Unrealized gains--net                                      20,811,457**
                                                        ---------------
Total accumulated losses--net                           $  (22,404,314)
                                                        ===============

 * On June 30, 2005, the Fund had a net capital loss carryforward of $43,911,834, of which $10,794,214 expires in 2007, $18,644,500 expires in 2008, $10,854,840 expires in 2010 and $3,618,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) of certain forward foreign currency contracts and other book/tax temporary differences.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2005, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

August 15, 2005



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Officers and Directors
                                                                                             Number of
                                                                                             Portfolios in  Other Public
                        Position(s)  Length of                                               Fund Complex   Directorships
                        Held with    Time                                                    Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since  125 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;    169 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 50                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of Oppenheimer Funds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Officers and Directors (continued)
                                                                                             Number of
                                                                                             Portfolios in  Other Public
                        Position(s)  Length of                                               Fund Complex   Directorships
                        Held with    Time                                                    Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors*


Ronald W. Forbes**      Director     2000 to  Professor Emeritus of Finance, School of       48 Funds       None
P.O. Box 9095                        present  Business, State University of New York at      51 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute, Washington D.C. from
                                              1995 to 1999.


Cynthia A. Montgomery   Director     2000 to  Professor, Harvard Business School since       48 Funds       Newell
P.O. Box 9095                        present  1989; Associate Professor, J.L. Kellogg        51 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern                   (manufacturing)
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel   48 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment     51 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director
NJ 08543-9095                                 and Secretary of Sanford C. Bernstein & Co.,
Age: 59                                       Inc. (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C. Bernstein
                                              Fund, Inc. from 1994 to 2000; Director and
                                              Secretary of SCB, Inc. since 1998; Director
                                              and Secretary of SCB Partners, Inc. since
                                              2000; Director of Covenant House from 2001
                                              to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute from 1995     48 Funds       None
P.O. Box 9095                        present  to 2001; Foreign Service Officer, United       51 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1989 to  Professor of Finance from 1984 to 1995,        48 Funds       Bowne & Co.,
P.O. Box 9095                        present  Dean from 1984 to 1993 and since 1995          51 Portfolios  Inc. (financial
Princeton,                                    Dean Emeritus of New York University Leonard                  printers);
NJ 08543-9095                                 N. Stern School of Business Administration.                   Vornado Realty
Age: 67                                                                                                     Trust (real estate
                                                                                                            company);
                                                                                                            Alexander's, Inc.
                                                                                                            (real estate
                                                                                                            company)


Edward D. Zinbarg       Director     1994 to  Self-employed financial consultant since       48 Funds       None
P.O. Box 9095                        present  1994; Executive Vice President of The          51 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Nicholas D. Moakes      Vice         2003 to  Director of Merrill Lynch Asset Management Limited (MLAM) UK since 2001;
P.O. Box 9011           President    present  Director of Merrill Lynch Investment Managers Limited and Team Leader of the
Princeton,                                    Developing Capital Markets Team since 1997; Head of Asian Research at NatWest
NJ 08543-9011                                 Securities Asia from 1995 to 1997.
Age: 41


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                       Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending June 30, 2005 - $43,300
                                    Fiscal Year Ending June 30, 2004 - $39,700

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2005 - $13,700
                                    Fiscal Year Ending June 30, 2004 - $0

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending June 30, 2005 - $5,700
                                    Fiscal Year Ending June 30, 2004 - $13,500

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2005 - $8,181,305
               Fiscal Year Ending June 30, 2004 - $16,116,216

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Developing Capital Markets Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 19, 2005